Exhibit 10.3

LETTER AMENDMENT NO. 1

Dated as of May 18, 2007

HSBC Bank USA, National Association

452 Fifth Avenue, 5th Floor

New York, NY 10018

Attention: Jeremy Bollington, Managing Director

Ladies and Gentlemen:

We refer to the 3-Year Letter of Credit Agreement dated as of May 6, 2005 (such 3-Year Letter of Credit Agreement, the “Letter of Credit Agreement”) among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment No. 1 (this “Letter Amendment”) have the same meanings as specified in the Letter of Credit Agreement.

It is hereby agreed by you and us that the Letter of Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended as follows:

(a) The definition of “Termination Date” in Section 1.01 is hereby amended to read in its entirety as follows:

“ ‘Termination Date’ means the first to occur of (i) the third anniversary of the date of Amendment No. 1, (ii) the date the LC Issuer receives irrevocable written notice from the Company of the termination of its right to request Letters of Credit hereunder, or (iii) the date the obligation of the LC Issuer to issue Letters of Credit is terminated pursuant to Section 7.01 hereof.”

(b) Section 1.01 is amended by adding in appropriate alphabetical order the following definition:

“ ‘Amendment No. 1’ means the Letter Amendment No. 1 dated as of May 18, 2007 to this Agreement.”

(c) Section 2.05(ii) is amended by deleting the words “on the last day” therein and replacing them with the words “no later than 30 days after the last day”.

(d) Section 2.16 is amended in full to read as follows:

“SECTION 2.16 LC Subsidiaries. Any Subsidiary of the Company not an LC Subsidiary on the date hereof may become an ‘LC Subsidiary’ hereunder by delivering to the LC Issuer, an agreement, in form and substance reasonably satisfactory to the LC Issuer, wherein such Subsidiary agrees to be bound by all terms and provisions of this Agreement relating to Letters of Credit to be issued for the account of such Subsidiary and delivers a written consent of the Company assenting to the inclusion of such Subsidiary as an ‘LC Subsidiary’ hereunder, provided, that, no Subsidiary shall become an ‘LC Subsidiary’ until the LC Issuer shall have notified the Company in writing that such agreement and consent are in form and substance satisfactory to the LC Issuer.”

(e) Article II is amended by adding to the end thereof a new Section 2.17, to read as follows:

“Section 2.17 Extension of Termination Date. (a) At least 45 days but not more than 60 days prior to each of the first and second anniversary of the date of Amendment No. 1, the Company, by written notice to the LC Issuer, may request an extension of the Termination Date in effect at such time by one year from its then scheduled expiration date. The LC Issuer, in its sole discretion, not later than 30 days prior to such anniversary date, shall notify the Company in writing as to whether it will consent to such extension. If the LC Issuer shall fail to notify the Company in writing of its consent to any such request for extension of the Termination Date at least 30 days prior to such anniversary date, the LC Issuer shall be deemed not to have consented.

(b) If the LC Issuer consents in writing to any such request in accordance with subsection (a) of this Section 2.17, the Termination Date in effect at such time shall, effective as at such anniversary date (the ‘Extension Date’), be extended for one year; provided that on each Extension Date the applicable conditions set forth in clauses (a) and (b) of Section 4.02 shall be satisfied. It is understood and agreed that the LC Issuer shall have no obligation whatsoever to agree to any request made by the Company for any requested extension of the Termination Date.”

(f) Section 4.02 is amended in full to read as follows:

“SECTION 4.02 Conditions Precedent to Each Issuance and Termination Date Extension. The obligation of the LC Issuer to Issue each Letter of Credit (including the initial Letter of Credit) and to each extension of the Termination Date shall be subject to the further conditions precedent that on the date of such Issuance or extension the following statements shall be true (and each request for Issuance or extension by the Company or an LC Subsidiary shall constitute a representation and warranty by the Company or such LC Subsidiary that on the date of such Issuance or extension such statements are true):

(a) The representations and warranties contained in Section 5.01 hereof (except the representations and warranties contained in Sections 5.01(f) and 5.01(g) hereof) are true and correct in all material respects on and as of the date of such Issuance or extension, before and after giving effect to such Issuance or extension, and to the application of the proceeds therefrom, as though made on and as of such date, except to the extent that any such representation or warranty is stated to relate to an earlier date, in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date;

(b) No event has occurred and is continuing, or would result from such Issuance or extension or from the application of the proceeds from such Issuance, which constitutes an Event of Default or Default; and

(c) The Issuance of such Letter of Credit will be in compliance with the criteria set forth in Section 2.01(a) and (b) and Section 2.10(b) hereof, as the case may be.”

(g) Section 6.04(c) is amended by deleting the words “or treasurer” therein and substituting therefor the words “, treasurer or assistant treasurer”.

This Letter Amendment shall become effective as of the date first above written when, and only when, you shall have received counterparts of this Letter Amendment executed by the undersigned and a written consent, in form and substance reasonably satisfactory to you, from the respective letter of credit issuing bank under each Other LC Facility outstanding on the date hereof.

On and after the effectiveness of this Letter Amendment, each reference in the Letter of Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Letter of Credit Agreement, shall mean and be a reference to the Letter of Credit Agreement, as amended by this Letter Amendment.

The Letter of Credit Agreement, as specifically amended by this Letter Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the LC Issuer under the Letter of Credit Agreement, nor constitute a waiver of any provision of the Letter of Credit Agreement.

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Steven E. Sherman, Shearman & Sterling LLP, 525 Market Street, 15th Floor, San Francisco, California 94105, fax: 415-616-1199.

This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

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This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

THE GAP, INC.

By	/s/ Sabrina Simmons
Name:	Sabrina Simmons
Title:	Senior Vice President – Finance and Treasurer

BANANA REPUBLIC, LLC

By	/s/ Sabrina Simmons
Name:	Sabrina Simmons
Title:	Senior Vice President – Finance and Treasurer

GAP (CANADA) INC.

By	/s/ Sabrina Simmons
Name:	Sabrina Simmons
Title:	Senior Vice President – Finance and Treasurer

GAP (FRANCE) S.A.S.

By	/s/ Lisa D. Mertens
Name:	Lisa D. Mertens
Title:	President

GAP (JAPAN) K.K.

By	/s/ Thomas J. Lima
Name:	Thomas J. Lima
Title:	Director

GAP (NETHERLANDS) B.V.

By	/s/ Lisa D. Mertens
Name:	Lisa D. Mertens
Title:	Director

GPS CONSUMER DIRECT, INC.

By	/s/ Sabrina Simmons
Name:	Sabrina Simmons
Title:	Senior Vice President – Finance and Treasurer

GPS (GREAT BRITAIN) LIMITED

By	/s/ Byron H. Pollitt, Jr.
Name:	Byron H. Pollitt, Jr.
Title:	Director

OLD NAVY (CANADA) INC.

By	/s/ Sabrina Simmons
Name:	Sabrina Simmons
Title:	Senior Vice President – Finance and Treasurer

FORTH & TOWNE LLC

By	/s/ Sabrina Simmons
Name:	Sabrina Simmons
Title:	Senior Vice President – Finance and Treasurer

Agreed as of the date first above written:

HSBC BANK USA, NATIONAL ASSOCIATION

By	/s/ Jeremy Bollington
Name:	Jeremy Bollington
Title:	Managing Director